UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2021

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2201 NW Corporate Blvd, Suite 205 Boca Raton, FL 33431	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock par value $0.001	STMH	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Item 5.07 Submission of Matters to a Vote of Security Holders

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders

Stem Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders on June 25, 2021. There were 220,351,263 outstanding shares eligible to vote as of the record date for the 2021 Annual Meeting and 142,921,596 shares were present either in person or by proxy at the meeting (which represented 64.86% of the issued and outstanding shares eligible to vote). At the meeting, the following actions were taken:

(i) The Company’s shareholders elected eight directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2022. The directors elected, as well as the number of votes cast for and votes withheld for each individual are set forth below:

Nominee	Votes For	% Voted For	Withheld	% Withheld

Adam Berk	114,543,233	93.74%	7,646,695	6.26%
Steve Hubbard	108,186,501	88.54%	14,003,427	11.46%
Garrett M. Bender	118,186,501	96.70%	4,033,137	3.30%
Lindy Snider	92,957,565	76.08%	29,232,363	23.92%
Dennis Suskind	113,017,096	92.49%	9,172,832	7.51%
Salvador Villanueva	81,048,034	66.33%	41,141,894	33.67%
Brian Hayek	90,045,577	73.69%	21,144,351	26.31%
Robert L. B. Diener	92,738,915	75.90%	29,451,013	24.10%

(ii) The Company’s shareholders approved a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized common shares from 300,000,000 shares to 750,000,000 shares, with the following votes:

Amount
Votes for approval:	101,346,890
Votes against:	40,701,750
% Voted for approval	71.34%
% Voted against approval:	28.65%
Abstentions:	872,956
% Abstentions:	0.6%

(iii) The Company’s shareholders approved a proposal to authorize a reverse split of the Company’s outstanding Common Shares, at the discretion of the Board of Directors within a range of one (1) post-split common share for each two (2) pre-split common shares outstanding on the record date and ten (10) pre-split common share, with the following votes:

Amount
Votes for approval:	102,360,870
Votes against:	39,011,014
% Voted for approval	72.40%
% Voted against approval:	27.59%
Abstentions:	1,549,712
% Abstentions:	1.16%

(iv) The Company’s shareholders approved a proposal to authorize a change of name of the Company to Driven by Stem, Inc., with the following votes:

Amount
Votes for approval:	138,508,078
Votes against:	3,475,365
% Voted for approval	97.55%
% Voted against approval:	2.44%
Abstentions:	938,153
% Abstentions:	0.6%

(v) The Company’s shareholders approved a proposal to ratify the Audit Committee’s appointment of LJ Soldinger LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2021, with the following votes:

Amount
Votes for approval:	136,896,783
Votes against:	5,158,273
% Voted for approval	96.36%
% Voted against approval:	3.63%
Abstentions:	866,540
% Abstentions:	0.6%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Holdings, Inc.

By:	/s/ Adam Berk
Name:	Adam Berk
Title:	President

Dated: June 28, 2021